                                                                    EXHIBIT 99.8

             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)

    Since January 1994, the Company has completed the acquisition of all of the outstanding capital stock of Contact and Metropolitan and substantially all of the paging assets of Radio Call, ChiComm, High Tech, Signet, Carrier, All City, Americom, Lewis and Gold Coast (collectively, the "Completed Acquisitions"). The Company has signed definitive agreements or letters of intent to acquire all of the outstanding capital stock of and substantially all of the paging assets of Nationwide, Apple, Signet Raleigh, P&C, PageOne, Williams, RCS, Total, Sun and AGR (collectively, the "Pending Acquisitions"). The combination of the Completed Acquisitions and the Pending Acquisitions is referred to as the "Acquisitions".

    The accompanying unaudited pro forma condensed consolidated balance sheet of the Company combines the historical consolidated balance sheet of the Company and the balance sheets of Americom, Lewis, Gold Coast and the Pending
Acquisitions as if the acquisitions had occurred on June 30, 1995. The accompanying unaudited pro forma condensed consolidated statement of operations of the Company for the year ended December 31, 1994 combines the historical consolidated statement of operations of the Company and the statements of operations of the Acquisitions as if the Acquisitions had occurred on January 1, 1994, and assumes that they were funded with the proceeds of the Company's $100 million Senior Subordinated Notes (the "Notes") or by borrowings under the Company's credit facility. The accompanying unaudited pro forma condensed consolidated statement of operations of the Company for the six months ended June 30, 1995, combines the historical statement of operations of the Company and the statements of operations of Signet, Carrier, Metropolitan, All City, Americom, Lewis, Gold Coast and the Pending Acquisitions as if the acquisitions of Signet, Carrier, Metropolitan, All City, Americom, Lewis, Gold Coast and the Pending Acquisitions had occurred on January 1, 1995, and assumes that they were funded with the proceeds of the Notes and borrowings under the Company's credit facility.

    The pro forma condensed consolidated financial statements do not purport to represent what the Company's results of operations would have been had the Acquisitions occurred on the dates indicated or for any future period or date. The pro forma adjustments give effect to available information and assumptions that management believes are reasonable. The pro forma condensed consolidated financial statements should be read in conjunction with the Company's historical consolidated financial statements and the financial statements of certain Acquisitions and the notes thereto included or incorporated elsewhere herein.

                          PRONET INC. AND SUBSIDIARIES

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                              AS OF JUNE 30, 1995
                                  (UNAUDITED)

                                     ASSETS

                                                                                                PENDING
                                                                                    GOLD      ACQUISITIONS    PRO FORMA
                                               PRONET      AMERICOM      LEWIS      COAST         (1)        ADJUSTMENTS
                                             -----------  -----------  ---------  ---------  --------------  -----------
                                                                           (IN THOUSANDS)
Current Assets.............................  $    60,248   $   1,279   $     520  $      65    $    3,572     $ (51,160)
Equipment
  Pagers...................................       26,926      --             233        242         7,359        (2,380)
  Communications equipment.................       19,877       2,530         390        375         3,166        (3,431)
  Security systems equipment...............       11,186      --          --         --            --            --
  Office and other.........................        5,388      --              69        166         6,815        (3,675)
                                             -----------  -----------  ---------  ---------  --------------  -----------
                                                  63,377       2,530         692        783        17,340        (9,486)
  Less allowance for depreciation..........       28,762       1,337         371        775         8,264        (9,486)
                                             -----------  -----------  ---------  ---------  --------------  -----------
                                                  34,615       1,193         321          8         9,076        --
                                             -----------  -----------  ---------  ---------  --------------  -----------
Goodwill and other assets, net.............       73,646         (40)          2        148           755        87,232
                                             -----------  -----------  ---------  ---------  --------------  -----------
TOTAL ASSETS...............................  $   168,509   $   2,432   $     843  $     221    $   13,403     $  36,072
                                             -----------  -----------  ---------  ---------  --------------  -----------
                                             -----------  -----------  ---------  ---------  --------------  -----------

                                          LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities........................  $    10,451   $   2,381   $     190  $     891    $    6,868     $  (8,812)
Deferred payments..........................        8,719      --          --         --            --            17,210
Long-term debt, less current maturities....       99,283          74         301     --             3,876        20,742
Shareholders' equity (deficit).............       50,056         (23)        352       (670)        2,659         6,932
                                             -----------  -----------  ---------  ---------  --------------  -----------
TOTAL LIABILITIES AND SHAREHOLDERS'
 EQUITY....................................  $   168,509   $   2,432   $     843  $     221    $   13,403     $  36,072
                                             -----------  -----------  ---------  ---------  --------------  -----------
                                             -----------  -----------  ---------  ---------  --------------  -----------


                                              PRO FORMA
                                             CONSOLIDATED
                                             ------------

Current Assets.............................   $   14,524
Equipment
  Pagers...................................       32,380
  Communications equipment.................       22,907
  Security systems equipment...............       11,186
  Office and other.........................        8,763
                                             ------------
                                                  75,236
  Less allowance for depreciation..........       30,023
                                             ------------
                                                  45,213
                                             ------------
Goodwill and other assets, net.............      161,743
                                             ------------
TOTAL ASSETS...............................   $  221,480
                                             ------------
                                             ------------
                                          L
Current liabilities........................   $   11,969
Deferred payments..........................       25,929
Long-term debt, less current maturities....      124,276
Shareholders' equity (deficit).............       59,306
                                             ------------
TOTAL LIABILITIES AND SHAREHOLDERS'
 EQUITY....................................   $  221,480
                                             ------------
                                             ------------

------------------------
(1)  See Schedule A for detail of the Pending Acquisitions.

 See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                          PRONET INC. AND SUBSIDIARIES

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1994
                                  (UNAUDITED)

                                                            HISTORICAL RESULTS
                                                 -----------------------------------------
                                                              COMPLETED        PENDING       PRO FORMA    PRO FORMA
                                                  PRONET    ACQUISITIONS (1) ACQUISITIONS (1) ADJUSTMENTS CONSOLIDATED
                                                 ---------  --------------  --------------  -----------  ------------
                                                                            (IN THOUSANDS)
REVENUES
  Service revenues.............................  $  33,079    $   27,815      $   21,537     $  --        $   82,431
  Product sales................................      6,639         6,266           6,972        --            19,877
                                                 ---------  --------------  --------------  -----------  ------------
    Total revenues.............................     39,718        34,081          28,509        --           102,308
  Cost of products sold........................      6,644         6,201           6,743        --            19,588
                                                 ---------  --------------  --------------  -----------  ------------
                                                    33,074        27,880          21,766        --            82,720
COST OF SERVICES...............................      9,185         6,315           5,043        --            20,543
                                                 ---------  --------------  --------------  -----------  ------------
  GROSS MARGIN.................................     23,889        21,565          16,723        --            62,177
EXPENSES
  Sales, general and administrative............     12,126        14,224          13,412        (3,305)       36,457
  Depreciation and amortization................      8,574         4,608           2,518         9,646        25,346
                                                 ---------  --------------  --------------  -----------  ------------
                                                    20,700        18,832          15,930         6,341        61,803
                                                 ---------  --------------  --------------  -----------  ------------
  OPERATING INCOME (LOSS)......................      3,189         2,733             793        (6,341)          374
OTHER INCOME (EXPENSE)
  Interest expense.............................     (1,774)       (2,542)           (829)       (9,734)      (14,879)
  Interest and other income....................        173            32             116        --               321
                                                 ---------  --------------  --------------  -----------  ------------
                                                    (1,601)       (2,510)           (713)       (9,734)      (14,558)
                                                 ---------  --------------  --------------  -----------  ------------
  INCOME (LOSS) BEFORE INCOME TAXES............      1,588           223              80       (16,075)      (14,184)
Provision (benefit) for income taxes...........        895           323              96        (1,314)       --
                                                 ---------  --------------  --------------  -----------  ------------
    NET INCOME (LOSS)..........................  $     693    $     (100)     $      (16)    $ (14,761)   $  (14,184)
                                                 ---------  --------------  --------------  -----------  ------------
                                                 ---------  --------------  --------------  -----------  ------------

------------------------
(1)  See Schedules B and C for detail of the Completed and Pending Acquisitions.

 See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                          PRONET INC. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1995
                                  (UNAUDITED)

                                                            HISTORICAL RESULTS
                                                 -----------------------------------------
                                                              COMPLETED        PENDING       PRO FORMA    PRO FORMA
                                                  PRONET    ACQUISITIONS (1) ACQUISITIONS (1) ADJUSTMENTS CONSOLIDATED
                                                 ---------  --------------  --------------  -----------  ------------
                                                                            (IN THOUSANDS)
REVENUES
  Service revenues.............................  $  23,892    $    7,241      $   12,266     $    (192)   $   43,207
  Product sales................................      4,669         1,418           3,808        --             9,895
                                                 ---------  --------------  --------------  -----------  ------------
    Total revenues.............................     28,561         8,659          16,074          (192)       53,102
  Cost of products sold........................      4,595         1,080           3,809        --             9,484
                                                 ---------  --------------  --------------  -----------  ------------
                                                    23,966         7,579          12,265          (192)       43,618
COST OF SERVICES...............................      5,894         1,488           2,526        --             9,908
                                                 ---------  --------------  --------------  -----------  ------------
  GROSS MARGIN.................................     18,072         6,091           9,739          (192)       33,710
EXPENSES
  Sales, general and administrative............     10,212         3,146           7,202          (936)       19,624
  Depreciation and amortization................      6,461           890           1,286         3,790        12,427
                                                 ---------  --------------  --------------  -----------  ------------
                                                    16,673         4,036           8,488         2,854        32,051
                                                 ---------  --------------  --------------  -----------  ------------
  OPERATING INCOME (LOSS)......................      1,399         2,055           1,251        (3,046)        1,659
OTHER INCOME (EXPENSE)
  Interest expense.............................     (1,894)         (615)           (430)       (4,614)       (7,553)
  Interest and other income....................        123           135             158        --               416
                                                 ---------  --------------  --------------  -----------  ------------
                                                    (1,771)         (480)           (272)       (4,614)       (7,137)
                                                 ---------  --------------  --------------  -----------  ------------
  INCOME (LOSS) BEFORE INCOME TAXES............       (372)        1,575             979        (7,660)       (5,478)
Provision (benefit) for income taxes...........        (37)          193             109          (265)       --
                                                 ---------  --------------  --------------  -----------  ------------
  NET INCOME (LOSS)............................  $    (335)   $    1,382      $      870     $  (7,395)   $   (5,478)
                                                 ---------  --------------  --------------  -----------  ------------
                                                 ---------  --------------  --------------  -----------  ------------

------------------------
(1)  See  Schedules  D  and  E  for   details  of  the  Completed  and   Pending
     Acquisitions.

 See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                                                                      SCHEDULE A

                              PENDING ACQUISITIONS

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                              AS OF JUNE 30, 1995
                                  (UNAUDITED)

                                     ASSETS

                                                       SIGNET    PAGING &
                              NATIONWIDE     APPLE     RALEIGH   CELLULAR     PAGEONE     WILLIAMS       RCS       TOTAL
                              -----------  ---------  ---------  ---------  -----------  -----------  ---------  ---------
                                                                     (IN THOUSANDS)
Current assets..............   $     347   $     558  $     136  $     842   $     191    $     612   $      58  $     161
Equipment
  Pagers....................      --          --          1,836      4,153         568          705      --             97
  Communications
   equipment................         795         521        396     --             981          473      --         --
  Office and other..........         176         247        343        180         353           96       1,333        238
                              -----------  ---------  ---------  ---------  -----------  -----------  ---------  ---------
                                     971         768      2,575      4,333       1,902        1,274       1,333        335
  Less allowance for
   depreciation.............         196         366      1,473        778         897        1,123         886        145
                              -----------  ---------  ---------  ---------  -----------  -----------  ---------  ---------
                                     775         402      1,102      3,555       1,005          151         447        190
Goodwill and other assets,
 net........................          24           6     --         --          --              181      --              4
                              -----------  ---------  ---------  ---------  -----------  -----------  ---------  ---------
TOTAL ASSETS................   $   1,146   $     966  $   1,238  $   4,397   $   1,196    $     944   $     505  $     355
                              -----------  ---------  ---------  ---------  -----------  -----------  ---------  ---------
                              -----------  ---------  ---------  ---------  -----------  -----------  ---------  ---------

                                           LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities.........   $   1,239   $     430  $     322  $   2,153   $   1,412    $     391   $  --      $     284
Deferred payments...........      --          --         --         --          --           --          --         --
Long-term debt, less current
 maturities.................         453      --            554      1,974      --              375      --              6
Shareholders' equity
 (deficit)..................        (546)        536        362        270        (216)         178         505         65
                              -----------  ---------  ---------  ---------  -----------  -----------  ---------  ---------
TOTAL LIABILITIES AND
 SHAREHOLDERS' EQUITY.......   $   1,146   $     966  $   1,238  $   4,397   $   1,196    $     944   $     505  $     355
                              -----------  ---------  ---------  ---------  -----------  -----------  ---------  ---------
                              -----------  ---------  ---------  ---------  -----------  -----------  ---------  ---------

                                                    TOTAL PENDING
                                 AGR        SUN     ACQUISITIONS
                              ---------  ---------  -------------

Current assets..............  $     151  $     516   $     3,572
Equipment
  Pagers....................     --         --             7,359
  Communications
   equipment................     --         --             3,166
  Office and other..........        949      2,900         6,815
                              ---------  ---------  -------------
                                    949      2,900        17,340
  Less allowance for
   depreciation.............        374      2,026         8,264
                              ---------  ---------  -------------
                                    575        874         9,076
Goodwill and other assets,
 net........................          7        533           755
                              ---------  ---------  -------------
TOTAL ASSETS................  $     733  $   1,923   $    13,403
                              ---------  ---------  -------------
                              ---------  ---------  -------------

Current liabilities.........  $     426  $     211   $     6,868
Deferred payments...........     --         --           --
Long-term debt, less current
 maturities.................        514     --             3,876
Shareholders' equity
 (deficit)..................       (207)     1,712         2,659
                              ---------  ---------  -------------
TOTAL LIABILITIES AND
 SHAREHOLDERS' EQUITY.......  $     733  $   1,923   $    13,403
                              ---------  ---------  -------------
                              ---------  ---------  -------------

 See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                                                                      SCHEDULE B

                             COMPLETED ACQUISITIONS

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1994
                                  (UNAUDITED)

                                                                            SEVEN MONTHS
                                                          TWO MONTHS           ENDED
                                                          ENDED FEB.       JULY 31, 1994        YEAR ENDED DECEMBER 31, 1994
                                                           28, 1994    ----------------------  -------------------------------
                                                          -----------    RADIO
                                                            CONTACT      CALL       CHICOMM    HIGH TECH   SIGNET     CARRIER
                                                          -----------  ---------  -----------  ---------  ---------  ---------
                                                                                     (IN THOUSANDS)
REVENUES
  Service revenues......................................   $   1,599   $   3,200   $   2,225   $     291  $   4,750  $   2,435
  Product sales.........................................         743         738         338      --          1,100        900
                                                          -----------  ---------  -----------  ---------  ---------  ---------
    Total revenues......................................       2,342       3,938       2,563         291      5,850      3,335
  Cost of products sold.................................         956         536         296      --          1,089      1,185
                                                          -----------  ---------  -----------  ---------  ---------  ---------
                                                               1,386       3,402       2,267         291      4,761      2,150
COST OF SERVICES........................................         202         755         486          86      1,149        203
                                                          -----------  ---------  -----------  ---------  ---------  ---------
    GROSS MARGIN........................................       1,184       2,647       1,781         205      3,612      1,947
EXPENSES
  Sales, general and administrative.....................       1,022       2,181         792         220      2,287      1,603
  Depreciation and amortization.........................          93         689         413         128        627        228
                                                          -----------  ---------  -----------  ---------  ---------  ---------
                                                               1,115       2,870       1,205         348      2,914      1,831
                                                          -----------  ---------  -----------  ---------  ---------  ---------
    OPERATING INCOME (LOSS).............................          69        (223)        576        (143)       698        116
OTHER INCOME (EXPENSE)
  Interest expense......................................         (46)        (44)       (141)     --           (292)      (124)
  Interest and other income.............................      --          --          --          --              5     --
                                                          -----------  ---------  -----------  ---------  ---------  ---------
                                                                 (46)        (44)       (141)     --           (287)      (124)
                                                          -----------  ---------  -----------  ---------  ---------  ---------
    INCOME (LOSS) BEFORE INCOME TAXES...................          23        (267)        435        (143)       411         (8)
  Provision (benefit) for income taxes..................      --             (59)     --          --         --         --
                                                          -----------  ---------  -----------  ---------  ---------  ---------
    NET INCOME (LOSS)...................................   $      23   $    (208)  $     435   $    (143) $     411  $      (8)
                                                          -----------  ---------  -----------  ---------  ---------  ---------
                                                          -----------  ---------  -----------  ---------  ---------  ---------


                                                                                                                         TOTAL

                                                                                                                         COM-

                                                                                                                        PLETED

                                                            METRO-                                                     ACQUISI-

                                                            POLITAN    ALL CITY    AMERICOM    GOLD COAST     LEWIS      TIONS

                                                          -----------  ---------  -----------     -----     ---------  ---------

REVENUES
  Service revenues......................................   $   4,835   $   3,257   $   3,477    $     699   $   1,047  $  27,815

  Product sales.........................................         152         387       1,105       --             803      6,266

                                                          -----------  ---------  -----------       -----   ---------  ---------

    Total revenues......................................       4,987       3,644       4,582          699       1,850     34,081

  Cost of products sold.................................         156         299       1,015       --             669      6,201

                                                          -----------  ---------  -----------       -----   ---------  ---------

                                                               4,831       3,345       3,567          699       1,181     27,880

COST OF SERVICES........................................       1,517         833         856          158          70      6,315

                                                          -----------  ---------  -----------       -----   ---------  ---------

    GROSS MARGIN........................................       3,314       2,512       2,711          541       1,111     21,565

EXPENSES
  Sales, general and administrative.....................       1,622       1,670       1,764          232         831     14,224

  Depreciation and amortization.........................         597       1,225         381           92         135      4,608

                                                          -----------  ---------  -----------       -----   ---------  ---------

                                                               2,219       2,895       2,145          324         966     18,832

                                                          -----------  ---------  -----------       -----   ---------  ---------

    OPERATING INCOME (LOSS).............................       1,095        (383)        566          217         145      2,733

OTHER INCOME (EXPENSE)
  Interest expense......................................      --          (1,595)       (291)      --              (9)    (2,542)

  Interest and other income.............................          27      --          --           --          --             32

                                                          -----------  ---------  -----------       -----   ---------  ---------

                                                                  27      (1,595)       (291)      --              (9)    (2,510)

                                                          -----------  ---------  -----------       -----   ---------  ---------

    INCOME (LOSS) BEFORE INCOME TAXES...................       1,122      (1,978)        275          217         136        223

  Provision (benefit) for income taxes..................         382      --          --           --          --            323

                                                          -----------  ---------  -----------       -----   ---------  ---------

    NET INCOME (LOSS)...................................   $     740   $  (1,978)  $     275    $     217   $     136  $    (100)

                                                          -----------  ---------  -----------       -----   ---------  ---------

                                                          -----------  ---------  -----------       -----   ---------  ---------


 See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                                                                      SCHEDULE C

                              PENDING ACQUISITIONS

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1994
                                  (UNAUDITED)

                                                                               YEAR ENDED DECEMBER 31, 1994
                                                               -------------------------------------------------------------
                                                                                         SIGNET      PAGING &
                                                               NATIONWIDE     APPLE      RALEIGH     CELLULAR      PAGEONE
                                                               -----------  ---------  -----------  -----------  -----------
                                                                                      (IN THOUSANDS)
REVENUES
  Service revenues...........................................   $   2,503   $   3,938   $   2,528    $   3,530    $   2,862
  Product sales..............................................       1,336       1,459         138        1,187          932
                                                               -----------  ---------  -----------  -----------  -----------
    Total revenues...........................................       3,839       5,397       2,666        4,717        3,794
  Cost of products sold......................................       1,406       1,539         141        1,055          981
                                                               -----------  ---------  -----------  -----------  -----------
                                                                    2,433       3,858       2,525        3,662        2,813
COST OF SERVICES.............................................         530         545         464        1,118          606
                                                               -----------  ---------  -----------  -----------  -----------
    GROSS MARGIN.............................................       1,903       3,313       2,061        2,544        2,207
EXPENSES
  Sales, general and administrative..........................       1,773       3,031       1,222        1,534        1,959
  Depreciation and amortization..............................          58         105         424          695          233
                                                               -----------  ---------  -----------  -----------  -----------
                                                                    1,831       3,136       1,646        2,229        2,192
                                                               -----------  ---------  -----------  -----------  -----------
    OPERATING INCOME (LOSS)..................................          72         177         415          315           15
OTHER INCOME (EXPENSE)
  Interest expense...........................................         (83)         (6)       (101)        (384)        (108)
  Interest and other income..................................      --               5      --           --           --
                                                               -----------  ---------  -----------  -----------  -----------
                                                                      (83)         (1)       (101)        (384)        (108)
                                                               -----------  ---------  -----------  -----------  -----------
    INCOME (LOSS) BEFORE INCOME TAXES........................         (11)        176         314          (69)         (93)
  Provision (benefit) for income taxes.......................      --              93      --           --           --
                                                               -----------  ---------  -----------  -----------  -----------
    NET INCOME (LOSS)........................................   $     (11)  $      83   $     314    $     (69)   $     (93)
                                                               -----------  ---------  -----------  -----------  -----------
                                                               -----------  ---------  -----------  -----------  -----------

                                                                                                                          TOTAL

                                                                                                                          PEND-

                                                                                                                           ING

                                                                                                                        ACQUISI-

                                                                WILLIAMS       RCS       TOTAL       AGR        SUN       TIONS

                                                               -----------  ---------  ---------  ---------  ---------  ---------

REVENUES
  Service revenues...........................................   $   1,087   $   1,259  $     528  $   1,537  $   1,765  $  21,537

  Product sales..............................................         138         200        333        962        287      6,972

                                                               -----------  ---------  ---------  ---------  ---------  ---------

    Total revenues...........................................       1,225       1,459        861      2,499      2,052     28,509

  Cost of products sold......................................         107         244        332        596        342      6,743

                                                               -----------  ---------  ---------  ---------  ---------  ---------

                                                                    1,118       1,215        529      1,903      1,710     21,766

COST OF SERVICES.............................................         104         376        211        628        461      5,043

                                                               -----------  ---------  ---------  ---------  ---------  ---------

    GROSS MARGIN.............................................       1,014         839        318      1,275      1,249     16,723

EXPENSES
  Sales, general and administrative..........................         749         436        356      1,092      1,260     13,412

  Depreciation and amortization..............................         100         186         18        126        573      2,518

                                                               -----------  ---------  ---------  ---------  ---------  ---------

                                                                      849         622        374      1,218      1,833     15,930

                                                               -----------  ---------  ---------  ---------  ---------  ---------

    OPERATING INCOME (LOSS)..................................         165         217        (56)        57       (584)       793

OTHER INCOME (EXPENSE)
  Interest expense...........................................         (65)        (29)        (6)       (47)    --           (829)

  Interest and other income..................................          35      --             73          3     --            116

                                                               -----------  ---------  ---------  ---------  ---------  ---------

                                                                      (30)        (29)        67        (44)    --           (713)

                                                               -----------  ---------  ---------  ---------  ---------  ---------

    INCOME (LOSS) BEFORE INCOME TAXES........................         135         188         11         13       (584)        80

  Provision (benefit) for income taxes.......................      --          --         --              3     --             96

                                                               -----------  ---------  ---------  ---------  ---------  ---------

    NET INCOME (LOSS)........................................   $     135   $     188  $      11  $      10  $    (584) $     (16)

                                                               -----------  ---------  ---------  ---------  ---------  ---------

                                                               -----------  ---------  ---------  ---------  ---------  ---------


 See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                                                                      SCHEDULE D

                             COMPLETED ACQUISITIONS

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                         SIX MONTHS ENDED JUNE 30, 1995
                                  (UNAUDITED)

                                                          TWO MONTHS ENDED       THREE MONTHS ENDED         FOUR MONTHS ENDED
                                                          FEBRUARY 28, 1995        MARCH 31, 1995             APRIL 30, 1995
                                                        ---------------------  -----------------------  --------------------------
                                                               SIGNET                  CARRIER          METROPOLITAN    ALL CITY
                                                        ---------------------  -----------------------  -------------  -----------
                                                                                      (IN THOUSANDS)
REVENUES
  Service revenues....................................        $     872               $     532           $   1,870     $   1,139
  Product sales.......................................              109                     197                  50            47
                                                                  -----                   -----         -------------  -----------
    Total revenues....................................              981                     729               1,920         1,186
  Cost of products sold...............................              109                     179                  54        --
                                                                  -----                   -----         -------------  -----------
                                                                    872                     550               1,866         1,186
COST OF SERVICES......................................              273                      59                 514           272
                                                                  -----                   -----         -------------  -----------
    GROSS MARGIN......................................              599                     491               1,352           914
EXPENSES
  Sales, general and administrative...................              367                     286                 592           511
  Depreciation and amortization.......................               17                      54                 215           292
                                                                  -----                   -----         -------------  -----------
                                                                    384                     340                 807           803
                                                                  -----                   -----         -------------  -----------
    OPERATING INCOME (LOSS)...........................              215                     151                 545           111
OTHER INCOME (EXPENSE)
  Interest expense....................................              (54)                    (26)             --              (528)
  Interest and other income...........................                2                       1                  20        --
                                                                  -----                   -----         -------------  -----------
                                                                    (52)                    (25)                 20          (528)
                                                                  -----                   -----         -------------  -----------
    INCOME (LOSS) BEFORE INCOME TAXES.................              163                     126                 565          (417)
  Provision (benefit) for income taxes................           --                           1                 192        --
                                                                  -----                   -----         -------------  -----------
    NET INCOME (LOSS).................................        $     163               $     125           $     373     $    (417)
                                                                  -----                   -----         -------------  -----------
                                                                  -----                   -----         -------------  -----------

                                                                 SIX MONTHS ENDED
                                                                   JUNE 30, 1995                 TOTAL
                                                        -----------------------------------    COMPLETED
                                                         AMERICOM    GOLD COAST     LEWIS    ACQUISITIONS
                                                        -----------     -----     ---------  -------------

REVENUES
  Service revenues....................................   $   1,810    $     319   $     699    $   7,241
  Product sales.......................................         430       --             585        1,418
                                                        -----------       -----   ---------  -------------
    Total revenues....................................       2,240          319       1,284        8,659
  Cost of products sold...............................         371       --             367        1,080
                                                        -----------       -----   ---------  -------------
                                                             1,869          319         917        7,579
COST OF SERVICES......................................         259           75          36        1,488
                                                        -----------       -----   ---------  -------------
    GROSS MARGIN......................................       1,610          244         881        6,091
EXPENSES
  Sales, general and administrative...................         782          121         487        3,146
  Depreciation and amortization.......................         209           37          66          890
                                                        -----------       -----   ---------  -------------
                                                               991          158         553        4,036
                                                        -----------       -----   ---------  -------------
    OPERATING INCOME (LOSS)...........................         619           86         328        2,055
OTHER INCOME (EXPENSE)
  Interest expense....................................          (4)      --              (3)        (615)
  Interest and other income...........................          97       --              15          135
                                                        -----------       -----   ---------  -------------
                                                                93       --              12         (480)
                                                        -----------       -----   ---------  -------------
    INCOME (LOSS) BEFORE INCOME TAXES.................         712           86         340        1,575
  Provision (benefit) for income taxes................      --           --          --              193
                                                        -----------       -----   ---------  -------------
    NET INCOME (LOSS).................................   $     712    $      86   $     340    $   1,382
                                                        -----------       -----   ---------  -------------
                                                        -----------       -----   ---------  -------------

 See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                                                                      SCHEDULE E

                              PENDING ACQUISITIONS

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                         SIX MONTHS ENDED JUNE 30, 1995
                                  (UNAUDITED)

                                                                             SIX MONTHS ENDED JUNE 30, 1995
                                                       --------------------------------------------------------------------------
                                                                                 SIGNET      PAGING &
                                                       NATIONWIDE     APPLE      RALEIGH     CELLULAR      PAGEONE     WILLIAMS
                                                       -----------  ---------  -----------  -----------  -----------  -----------
                                                                                     (IN THOUSANDS)
REVENUES
  Service revenues...................................   $   1,502   $   2,297   $   1,408    $   2,049    $   1,935    $     532
  Product sales......................................         983         500         100          767          566           83
                                                       -----------  ---------  -----------  -----------  -----------       -----
    Total revenues...................................       2,485       2,797       1,508        2,816        2,501          615
  Cost of products sold..............................       1,035         570         115          650          533           61
                                                       -----------  ---------  -----------  -----------  -----------       -----
                                                            1,450       2,227       1,393        2,166        1,968          554
COST OF SERVICES.....................................         463          10         298          697          293           55
                                                       -----------  ---------  -----------  -----------  -----------       -----
    GROSS MARGIN.....................................         987       2,217       1,095        1,469        1,675          499
EXPENSES
  Sales, general and administrative..................         743       1,751         676          760        1,230          406
  Depreciation and amortization......................          41          54         215          348          180           56
                                                       -----------  ---------  -----------  -----------  -----------       -----
                                                              784       1,805         891        1,108        1,410          462
                                                       -----------  ---------  -----------  -----------  -----------       -----
    OPERATING INCOME (LOSS)..........................         203         412         204          361          265           37
OTHER INCOME (EXPENSE)
  Interest expense...................................         (45)     --             (38)        (202)         (65)         (29)
  Interest and other income..........................      --          --              19           12       --               21
                                                       -----------  ---------  -----------  -----------  -----------       -----
                                                              (45)     --             (19)        (190)         (65)          (8)
                                                       -----------  ---------  -----------  -----------  -----------       -----
    INCOME (LOSS) BEFORE INCOME TAXES................         158         412         185          171          200           29
  Provision (benefit) for income taxes...............      --             109      --           --           --           --
                                                       -----------  ---------  -----------  -----------  -----------       -----
    NET INCOME (LOSS)................................   $     158   $     303   $     185    $     171    $     200    $      29
                                                       -----------  ---------  -----------  -----------  -----------       -----
                                                       -----------  ---------  -----------  -----------  -----------       -----


                                                                                                      TOTAL
                                                                                                     PENDING
                                                          RCS       TOTAL       AGR        SUN     ACQUISITIONS
                                                       ---------  ---------  ---------  ---------  -----------

REVENUES
  Service revenues...................................  $     602  $     286  $     891  $     764   $  12,266
  Product sales......................................        141        141        403        124       3,808
                                                       ---------  ---------  ---------  ---------  -----------
    Total revenues...................................        743        427      1,294        888      16,074
  Cost of products sold..............................        127        150        424        144       3,809
                                                       ---------  ---------  ---------  ---------  -----------
                                                             616        277        870        744      12,265
COST OF SERVICES.....................................        193        161        137        219       2,526
                                                       ---------  ---------  ---------  ---------  -----------
    GROSS MARGIN.....................................        423        116        733        525       9,739
EXPENSES
  Sales, general and administrative..................        222        230        655        529       7,202
  Depreciation and amortization......................        101          7         75        209       1,286
                                                       ---------  ---------  ---------  ---------  -----------
                                                             323        237        730        738       8,488
                                                       ---------  ---------  ---------  ---------  -----------
    OPERATING INCOME (LOSS)..........................        100       (121)         3       (213)      1,251
OTHER INCOME (EXPENSE)
  Interest expense...................................        (18)        (6)       (27)    --            (430)
  Interest and other income..........................     --             95         11     --             158
                                                       ---------  ---------  ---------  ---------  -----------
                                                             (18)        89        (16)    --            (272)
                                                       ---------  ---------  ---------  ---------  -----------
    INCOME (LOSS) BEFORE INCOME TAXES................         82        (32)       (13)      (213)        979
  Provision (benefit) for income taxes...............     --         --         --         --             109
                                                       ---------  ---------  ---------  ---------  -----------
    NET INCOME (LOSS)................................  $      82  $     (32) $     (13) $    (213)  $     870
                                                       ---------  ---------  ---------  ---------  -----------
                                                       ---------  ---------  ---------  ---------  -----------

 See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                          PRONET INC. AND SUBSIDIARIES

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                                  (UNAUDITED)

    On March 1, 1994, the Company completed the acquisition of all the outstanding capital stock of Contact for approximately $19.0 million in cash (including amounts paid pursuant to noncompetition agreements). On August 1, 1994, the Company completed the purchase of substantially all of the paging assets of Radio Call and certain of its affiliates for approximately $7.8 million in cash (including amounts paid pursuant to noncompetition agreements). On August 1, 1994, the Company also completed the purchase of substantially all of the Chicago area paging assets of ChiComm for approximately $9.8 million, comprised of approximately $8.9 million in cash at closing (including amounts paid pursuant to noncompetition agreements) and a $900,000 Deferred Payment. Effective December 31, 1994, the Company purchased substantially all of the paging assets of High Tech for $900,000, comprised of $700,000 in cash at closing and a $200,000 Deferred Payment. On March 1, 1995, the Company purchased substantially all of the paging assets of Signet for approximately $9.0 million, comprised of approximately $4.8 million in cash at closing and a $4.2 million Deferred Payment. On April 1, 1995, the Company completed the purchase of substantially all of the paging assets of Carrier for approximately $6.5 million, comprised of approximately $3.5 million in cash at closing and a Deferred Payment of approximately $3.0 million. On May 3, 1995, the Company completed the acquisition of all the outstanding capital stock of Metropolitan for approximately $21.0 million in cash. On May 19, 1995, the Company completed the purchase of substantially all of the paging assets of All City for approximately $6.4 million, comprised of approximately $6.1 million in cash at closing and a $350,000 Deferred Payment. On July 1, 1995, the Company completed the purchase of substantially all of the paging assets of Americom for approximately $17.5 million, comprised of approximately 8.8 million in cash at closing and a Deferred Payment of $8.7 million. On September 1, 1995, the Company completed the purchase of substantially all of the paging assets of Lewis for approximately $5.6 million, comprised of approximately $3.5 million in cash at closing and a $2.1 million Deferred Payment. On September 1, 1995, the Company completed the purchase of substantially all of the paging assets of Gold Coast for approximately $2.3 million in cash. These acquisitions were accounted for as purchases and were financed with the proceeds of the Notes or by borrowings under the Company's credit facility. The results of operations for Contact, Radio Call, ChiComm, High Tech, Signet, Carrier, All City and Metropolitan are included in the actual results of operations of the Company from the respective dates of acquisition, and the historical balance sheet of the Company at June 30, 1995 includes these acquisitions.

    On July 10, 1995, the Company signed a letter of intent to purchase all the outstanding capital stock of Apple. On July 10, 1995, the Company signed a letter of intent to purchase substantially all of the paging assets of Signet Raleigh. On July 26, 1995, the Company signed a letter of intent to purchase substantially all of the paging assets of Sun. On August 2, 1995, the Company signed a letter of intent to purchase substantially all of the paging assets of P&C. On August 7, 1995, the Company signed a letter of intent to purchase substantially all of the paging assets of Page One. On August 11, 1995, the Company signed a letter of intent to purchase substantially all of the paging assets of Nationwide. On August 21, 1995, the Company signed a letter of intent to purchase all of the outstanding capital stock of Williams. On August 22, 1995, the Company signed letters of intent to acquire substantially all of the paging assets of RCS and all of the outstanding capital stock of Total and AGR. The aggregate purchase price for the Pending Acquisitions is approximately $74.9 million and is comprised of approximately $59.2 million in cash at closing, $6.4 million in Deferred Payments and $9.3 million in the Company's Common Stock. The Company will issue approximately 437,000 shares of Common Stock, based on the closing stock price of the Company's Common Stock on or before June 30, 1995, in order to satisfy an aggregate of approximately $9.3 million in purchase price obligations, to be paid upon the closing thereof. These transactions are subject to various conditions, including FCC, regulatory and other third party approvals, and the execution of definitive agreements. All Deferred Payments listed above are due one year from the closing of the respective transactions and are payable, at the Company's discretion, either in cash or shares of the Company's Common Stock based on market value at the date of payment.

    All of the Pending Acquisitions will be accounted for as purchases and are assumed to be funded with a portion of the proceeds of the Notes and borrowings under the Company's credit facility.

    The unaudited pro forma condensed consolidated statements of operations reflect the Acquisitions as if the Acquisitions had been completed at the beginning of the periods presented. The Company and the Acquisitions except for Contact and Gold Coast operated on a December 31 fiscal year basis. Gold Coast operated on a June 30 fiscal year basis. Gold Coast's results of operations for the six months ended June 30, 1994 were combined with the

                          PRONET INC. AND SUBSIDIARIES

                                  (UNAUDITED)
results of operations for the six months ended December 31, 1994 to reflect the year ended December 31, 1994. The respective results of operations for Contact, Radio Call, ChiComm and High Tech from January 1, 1994 to the dates of the respective acquisitions were combined with the actual results of operations of the Company, Signet, Carrier, Metropolitan, All City, Americom, Lewis, Gold Coast and the Pending Acquisitions for the year ended December 31, 1994 to determine the pro forma results of operations for the year ended December 31, 1994. The respective results of operations for Signet, Carrier, Metropolitan, and All City from January 1, 1995 to the date of acquisition were combined with the actual results of operations of the Company, Americom, Lewis, Gold Coast, and the Pending Acquisitions for the six months ended June 30, 1995 to determine the pro forma results of operations for the six months ended June 30, 1995.

    The historical financial information presented for ChiComm includes an audited Statement of Net Assets and a Summary of Income and Direct Operating Expenses. ChiComm was a stand alone division of Chicago Communication Service, Inc. and was not a separate reporting entity. The Summary of Income and Direct Operating Expenses excludes certain overhead and corporate expenses not directly related to ChiComm. The historical financial information presented for RCS includes an audited Statement of Assets to be Acquired and a Statement of Revenue and Operating Expenses. RCS is a division of Reisenweaver Communications, Inc. and is not a separate reporting entity. The Statement of Revenue and Operating Expenses excludes certain corporate expenses not directly related to RCS.

    The accompanying pro forma condensed consolidated balance sheet as of June 30, 1995, has been prepared as if the Americom, Lewis and Gold Coast acquisitions and the Pending Acquisitions had occurred on that date and reflects the following adjustments:

        (A) A pro forma adjustment is made to reflect the fair value of those assets and liabilities that were acquired as a result of the Americom, Lewis and Gold Coast acquisitions and the Pending Acquisitions. The Company did not acquire cash or assume certain trade payables, certain accrued expenses or existing long-term debt.

        (B) A pro forma adjustment is made to goodwill equal to the excess of the applicable purchase price over the fair values assigned to assets and liabilities acquired. A pro forma adjustment is made to other assets to record the noncompetition agreements based on amounts stated in the respective letters of intent or definitive agreements.

        (C) A pro forma adjustment is made to (i) reverse the $11.1 million of debt (including current maturities) of Americom, Lewis and Gold Coast and the Pending Acquisitions that were not, and will not, be assumed by the Company, (ii) record the use of cash and the borrowings under the Credit Facility, and (iii) record the incurrence of Deferred Payments of $6.4 million in connection with the acquisitions of Americom, Lewis and the Pending Acquisitions. All Deferred Payments are classified as long-term liabilities since the Company has the option to make the Deferred Payments in cash with funds available from the proceeds of the Credit Facility or in shares of the Company's Common Stock.

    The accompanying pro forma condensed consolidated statements of operations for the year ended December 31, 1994 and for the six months ended June 30, 1995, have been prepared by combining the historical results of the Company and the Acquisitions for such respective periods and reflect the following adjustments:

        (D) A pro forma adjustment is made to reflect the effect on net revenues and costs of sales related to the segment of the operations of All City not acquired by the Company.

        (E) The pro forma adjustment to sales, general and administrative expenses represents expenses that either would or would not have been incurred had the Acquisitions occurred at the beginning of the periods presented. For Signet, All City, Metropolitan, Americom, Gold Coast, Lewis and Apple, cost savings relate to decreased salaries (primarily due to reductions in senior management of the Acquisitions), office rent, professional fees, telephone costs and bad debts. For ChiComm, additional costs relate to additional salaries and office rent.

        (F) Pro forma adjustments are made to the statements of operations to reflect additional depreciation and amortization expense based on the fair value of the assets acquired as if the Acquisitions had occurred at the

                          PRONET INC. AND SUBSIDIARIES

                                  (UNAUDITED)
    beginning of the periods presented. Pro forma depreciation is computed using the straight-line method over the remaining estimated useful lives of the assets. The noncompetition agreements are amortized using the straight-line method over the terms of the agreements, and goodwill is amortized using the straight-line method over a 15-year term.

        (G) Interest expense is comprised of interest on long-term debt and the Deferred Payments, plus the commitment fee on the Credit Facility. Pro forma adjustments reflect (i) the reversals of interest expense of $1.0 million for the six months ended June 30, 1995 and $3.4 million for the year ended December 31, 1994 on debt of the Acquisitions not assumed by the Company and
    (ii) the increase in interest expense due to the sale of the Notes at an assumed annual rate of 11.875%. Interest expense on the Deferred Payments is provided as required by the definitive agreements or letters of intent.

        (H) A pro forma adjustment is made to reflect the effect upon the income tax provision as if the Acquisitions had occurred at the beginning of the periods presented. The proforma tax benefit for the year ended December 31, 1994 and the six months ended June 30, 1995 was offset by a valuation reserve, resulting in no tax expense/benefit for either pro forma period. The primary differences in the effective tax rate between the Company's historical financial statements and the pro forma statements are state taxes and the amortization of goodwill related to the acquisitions of Contact, Metropolitan, Apple, Williams, Total and AGR, which is assumed not to be deductible for tax purposes, and the provision for a valuation reserve for deferred taxes.

    The pro forma condensed consolidated financial information presented is not necessarily indicative of either the results of operations that would have occurred had the acquisitions taken place at the beginning of the periods presented or of future results of operations of the combined operations.